SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 31, 2001
                        ---------------------------------
                        (Date of Earliest Event Reported)


                           CAPITA RESEARCH GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     591 Skippack Pike, Blue Bell, PA 19422
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (215)-619-7777
                          -----------------------------
                          Registrant's telephone number

             Nevada                    1-14025                88-072350
             ------                    -------                ---------
 (State or other jurisdiction      (Commission File         (IRS Employer
    of incorporation)                  Number)            Identification No.)



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Item 5.  Other Events
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Other Events and Regulation FD Disclosure

On January 9, 2001, the Company appointed Cletus B. Kuhla as President & CEO, replacing David B. Hunter. Mr. Hunter was appointed Chairman of the Board of Directors. Anthony J. Baratta was named Vice President & Chief Financial Officer. Additionally, Robert Davis was elected as a member of the Board of Directors, increasing Board membership to six individuals.

The news release issued January 31, 2001, pertaining to these changes and appointments is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAPITA RESEARCH GROUP, INC.
                                    Registrant
                                    Dated: January 31, 2001

                                    By: /s/ Cletus B. Kula
                                    ----------------------
                                    Name:   Cletus B. Kuhla
                                    Title:  President and
                                            Chief Executive Officer

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